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                                                                   EXHIBIT 10.60


                              SEVENTH AMENDMENT TO
                 DYNEGY INC. PROFIT SHARING/401(K) SAVINGS PLAN


         WHEREAS, Dynegy Inc. (the "Company") and other Employers have heretofore adopted the Dynegy Inc. Profit Sharing/401(k) Savings Plan (the "Plan") for the benefit of their eligible employees; and

         WHEREAS, the Company amended and restated the Plan on behalf of itself and the other Employers, effective as of January 1, 1998; and

         WHEREAS, the Company desires to further amend the Plan on behalf of itself and the other Employers;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of January ____, 2000:

         1. Section 10.5 of the Plan shall be amended by adding the following sentences to the end of such Section:

         "Notwithstanding the foregoing or any other provision in the Plan to the contrary, the Eligible Rollover Distribution of a DOCC Member (as hereinafter defined) may, at the election of such DOCC Member, include any outstanding loan from the Plan to such DOCC Member provided that
         (A) no portion of such loan is funded from such DOCC Member's After-Tax Account, (B) the Eligible Retirement Plan that will receive such Eligible Rollover Distribution (or the portion thereof that includes any such loan) is maintained by El Paso Energy Corporation or an affiliate thereof, (C) such Eligible Retirement Plan will accept such Eligible Rollover Distribution (including such loan), and (D) such DOCC Member's election to have such Eligible Rollover Distribution (including such loan) paid directly to such Eligible Retirement Plan is made prior to June 1, 2000, in the manner prescribed by the Committee. A 'DOCC Member' means each Member who was employed by Dynegy Operating Company California, Inc. at the time of the sale of such corporation to El Paso Energy Corporation or an affiliate thereof."

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this _____ day of January, 2000.

                                               DYNEGY INC.


                                               BY:
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                                                  NAME:
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                                                  TITLE:
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